July 22, 2009

The Frost Group, LLC
4400 Biscayne Boulevard
Suite 1500
Miami, Florida 33137

PROLOR Biotech, Inc.
3 Sapir Street
Weizmann Science Park
Nes-Ziona, Israel 74140

Re:	Termination of Credit Agreement and Cancellation and Termination of Note and Security Agreement.

Ladies and Gentlemen:

Reference is made to (i) that certain Credit Agreement, dated as of March 25, 2008 (the “Credit Agreement”), by and between Modigene Inc., a Nevada corporation (n/k/a PROLOR Biotech, Inc., the “Company”), and The Frost Group, LLC, a Florida limited liability company (the “Frost Group”), (ii) and that certain Note and Security Agreement, dated as of March 25, 2008 (the “Note and Security Agreement”), by and between the Company and the Frost Group.

Upon execution of this letter agreement (this “Agreement”), the undersigned, intending to be legally bound hereby, agree as follows:

1.           Effective as of the date hereof, the Credit Agreement shall be terminated and shall be of no further force or effect.

2.           Effective as of the date hereof:  (i) the Note and Security Agreement shall be terminated and shall be of no further force or effect; (ii) there being no borrowings outstanding under the Note (as defined in the Note and Security Agreement), the Note shall be cancelled; and (iii) the Frost Group shall return the Note to the Company marked cancelled.

3.           This Agreement shall be governed by the laws of the State of Florida without regard to the rules of conflict of laws of such state that would cause the laws of another jurisdiction to apply.

4.           This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.  Facsimile signatures and other electronically scanned and transmitted signatures, including in portable document format (PDF), shall be deemed originals for all purposes of this Agreement.

[Signature page follows]

Sincerely,

The Frost Group, LLC

By:	/s/ Steven D. Rubin
Name: Steven D. Rubin
Title: Member

PROLOR Biotech, Inc.

By:	/s/ Shai Novik
Name: Shai Novik
Title: President

Signature Page to Letter Agreement - Termination of Credit Agreement